Exhibit 10.145

UPON RECORDATION RETURN TO: SNR Denton US LLP 233 South Wacker, Suite 7800 Chicago, Illinois 60606 Attention: Patrick G. Moran, Esq.	OFFICIAL RECORDS OF MARICOPA COUNTY RECORDER HELEN PURCELL 20120443485 05/24/2012 08:26 ELECTRONICS RECORDING 1337871730686-9-2-1 Yorkm

Attention: Patrick G. Moran, Esq
FIRST AMENDMENT TO LEASEHOLD DEED OF TRUST,
ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING

Project Commonly Known As
“Scottsdale Quarter, Scottsdale, Arizona”
Grantor’s Organizational Identification Number is: 4129680
THIS FIRST AMENDMENT TO LEASEHOLD DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this “Amendment”) is made as of May 23, 2012, by KIERLAND CROSSING, LLC, a Delaware limited liability company (“Grantor”), whose address is 180 East Broad Street, Columbus, Ohio 43215, in favor of Lawyers Title of Arizona, Inc., an Arizona Corporation (“Trustee”), whose address is 1850 N. Central Avenue, Suite 1200, Phoenix, AZ 85004, for the benefit of KEYBANK NATIONAL ASSOCIATION, as administrative agent for itself and one or more Lenders (as defined in the Loan Agreement described below), together with its successors and assigns (“Beneficiary”) whose address is 127 Public Square, Cleveland, Ohio 44114. All capitalized terms used but not defined herein shall have the meaning given such terms in the Amended Loan Agreement.
RECITALS
1.Grantor, Beneficiary, and several banks, financial institutions and other entities from time to time parties to the Amended Loan Agreement (as defined below) (“Lenders”), and another lender which is not a party to the Amended Loan Agreement entered into that certain Construction, Acquisition, and Interim Loan Agreement dated as of November 30, 2007, as amended by a First Amendment to Construction, Acquisition and Interim Loan Agreement and to Limited Payment and Performance Guaranty dated as of May 14, 2010 among such parties and Glimcher Properties Limited Partnership, a Delaware limited partnership (“GPLP”), in its capacity as a guarantor thereunder, a Second Amendment to Construction, Acquisition and Interim Loan Agreement and to Guaranties dated as of October 15, 2010 and a Third Amendment to Construction, Acquisition and Interim Loan Agreement and to Guaranties dated as of April 8, 2011 (collectively, the “Existing Loan Agreement”).

2.    To secure its obligations under the Existing Loan Agreement, Grantor made, for the benefit of Beneficiary, that certain LEASEHOLD DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING dated as of November 30, 2007, and recorded with the Maricopa County Recorder as document number 20080115325 (the “Deed of Trust”) encumbering Grantor’s interest in the property more specifically described in Exhibit A attached hereto and made a part hereof.
3.    Grantor, Beneficiary, and the Lenders are entering into that certain Amended and Restated Loan Agreement of even date herewith (the “Amended Loan Agreement” which amends and restates the Existing Loan Agreement, including, without limitation, adding GPLP as a borrower. As a condition precedent to the execution of the Amended Loan Agreement, Grantor agreed to execute and deliver this First Amendment to Leasehold Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor agrees as follows:
1.    All references to the Loan Agreement in the Deed of Trust shall mean the Existing Loan Agreement as amended and restated by the Amended Loan Agreement.
2.    The defined term “Ground Lease” shall mean a certain First Amended and Restated Ground Lease dated as of December 6, 2006, as amended by First Amendment to First Amended and Restated Ground Lease dated June 25, 2008 between Grantor and SDQ Fee, LLC.
3.    The defined term “Maturity Date” shall mean April 30, 2015, subject to extension to April 30, 2016 in accordance with the terms of the Loan Agreement, or such earlier date resulting from acceleration of the indebtedness by Lenders.
4.    Section 7.11 of the Deed of Trust is deleted in its entirety and replaced with the following:
7.11    Notices. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given (a) if hand delivered, when delivered; (b) if mailed by United states Certified Mail (postage prepaid, return receipt requested), three Business Days after mailing (c) if by Federal Express or other reliable overnight courier service, on the next Business Day after delivered to such courier service or (d) if by telecopier on the day of transmission so long as copy is sent on the same day by overnight courier as set forth below:

Grantor:    Kierland Crossing, LLC
Glimcher Properties Limited Partnership
180 East Broad Street
Columbus, Ohio 43215
Attention: Rich Burkhart, Director of Treasury
Telephone: (614) 887-5889
Facsimile: (614) 621-2326
Beneficiary:    KeyBank National Association
1200 Abernathy Road NE
Suite 1500
Atlanta, Georgia 30368
Attention: Kevin Murray
Telephone: 770-510-2168
Facsimile: 770-510-2195
With a copy to:    SNR Denton US LLP
233 South Wacker, Suite 7800
Chicago, Illinois 60606
Attention: Patrick G. Moran, Esq.
Telephone: 312-876-8132
Facsimile: 312-876-7934
or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.
Any notice or demand delivered to the person or entity named above to accept notices and demands for Grantor shall constitute notice or demand duly delivered to Grantor, even if delivery is refused.
5.    Except as expressly provided herein, the Deed of Trust shall continue in full force and effect.

[Signatures to Follow in Separate Page.]

IN WITNESS WHEREOF, Grantor has executed this First Amendment to Deed of Trust as of the date first above written.
KIERLAND CROSSING, LLC, a Delaware limited liability company

By:	Glimcher Kierland Crossing, LLC, a Delaware limited liability company, its managing member

By:	Glimcher Properties Limited Partnership, a Delaware limited partnership

By:	Glimcher Properties Corporation, a Delaware corporation, its general partner

By:	/s/ Mark E. Yale

Name:	Mark E. Yale

Title:	Executive Vice President, Chief Financial Officer and Treasurer

First Amendment to Deed of Trust
14997192    4

Consented to by Beneficiary:
KEYBANK NATIONAL ASSOCIATION, a national banking association, Individually and as Administrative Agent

By:	/s/ Andrew K. McKown

Name:	Andrew K. McKown

Title:	Vice President

First Amendment to Deed of Trust
14997192    5

ACKNOWLEDGMENT
STATE OF GEORGIA        )
) ss.
COUNTY OF FULTON    )
The foregoing FIRST AMENDMENT TO LEASEHOLD DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING was acknowledged before me this May 21, 2012, by Andrew K. McKown, the Vice President of KeyBank National Association, on behalf of said bank in its capacity as Beneficiary.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year last above written.

/s/ Deborah A. Parker
Notary Public in and for said County and State
My Commission Expires:

June 29, 2014

ACKNOWLEDGMENT
STATE OF OHIO            )
) ss.
COUNTY OF FRANKLIN    )
The foregoing FIRST AMENDMENT TO LEASEHOLD DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING was acknowledged before me this May 18, 2012, by Mark E. Yale, the Executive Vice President, Chief Financial Officer and Treasurer of Glimcher Properties Corporation, a Delaware corporation, as general partner of Glimcher Properties Limited Partnership, a Delaware limited partnership, as managing member of Glimcher Kierland Crossing, LLC, a Delaware limited liability company, as managing member of Kierland Crossing, LLC, a Delaware limited liability company.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year last above written.

/s/ Sandra L. Walquist
Notary Public in and for said County and State

My Commission Expires:

January 26, 2013

EXHIBIT A

LEGAL DESCRIPTION OF THE PREMISES

A portion of the northwest quarter of Section 11 and the southwest quarter of Section 2, Township 3 North, Range 4 East of the Gila and Sale River Base and Meridian, Maricopa County, Arizona being described as follows:

COMMENCING at a brass cap in hand hole found at the northwest corner of said Section 11, also being the point of intersection of the monumented centerlines of Greenway-Hayden Loop and Scottsdale Road, from which a brass cap in hand hole found at the intersection of the monumented centerlines of Scottsdale Road and Butherus Road bears South 01°08'00" West, of 1100.20 feet;

Thence South 89°40'34" East, along the monumented centerline of Greenway-Hayden Road, a distance of 65.07 feet to brass cap in hand hole and a point on a non-tangent curve, the radius point of which bears North 00°19'08" East, 2,000.00 feet;

Thence easterly, along the arc of said curve to the left and said monumented centerline of Greenway-Hayden Loop, through a central angle of 16°55'21", an arc distance of 590.71 feet;

Thence South 16°36'13" East, 65.00 feet to a point on a line lying 65.00 feet south of and parallel to said monumented centerline of Greenway-Hayden Loop and the TRUE POINT of BEGINNING.

Thence continuing South 16°36'13" East 40.25 feet to a point of curvature having a radius of 150.00 feet;

Thence southerly along said curve to the right through a central angle of 17°44'55" an arc distance of 46.47 feet;

Thence South 01°08'42" West, 1000.15 feet to a point on a line lying 50.00 feet north of and parallel to the monumented centerline of Butherus Road;

Thence North 88°51'18" West, along said line lying 50.00 feet north of and parallel to the monumented centerline of Butherus Road, 594.92 feet to a point of curvature having a radius of 25.00 feet;

Thence northwesterly, along the arc of said curve to the right, through a central angle of 89°59'18", an arc distance of 39.26 feet to a point on a line lying 65.00 feet east of and parallel to the monumented centerline of Scottsdale Road;

Thence North 01°08'00" East, along said line lying 65.00 feet east of and parallel to the monumented centerline of Scottsdale Road 941.49 feet to a point of curvature having a radius of 20.00 feet;

Thence northeasterly along the arc of said curve to the right, through a central angle of 88°40'15", an arc distance of 30.95 feet to a point on a line lying 65.00 feet south of and parallel to the monumented centerline of Greenway-Hayden Loop and a point of reverse curvature having a radius of 2,065.00 feet.

Thence easterly, along the arc of said curve to the left and said line lying 65.00 feet south of and parallel to the monumented centerline of Greenway-Hayden Loop through a central angle of 16°24'28" an arc distance of 591.35 feet to the TRUE POINT OF BEGINNING.